SUMMARY PROSPECTUS	March 29, 2026

Horizon Dividend Income ETF

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Before you invest, you may want to review the Prospectus for the Horizon Dividend Income ETF (as defined below), which contains more information about the Dividend Income Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Dividend Income Fund’s Prospectus, SAI, reports to shareholders, and other information about the Dividend Income Fund online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon Dividend Income ETF (the “Dividend Income Fund” or the “Fund”) is capital appreciation and current income.

Fees and Expenses of the Dividend Income Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dividend Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%

Example: This Example is intended to help you compare the cost of investing in the Dividend Income Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Dividend Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dividend Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover. The Dividend Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Dividend Income Fund’s performance. From the period June 25, 2025, the date the Fund commenced operations, to November 30, 2025, the Dividend Income Fund’s portfolio turnover rate was 13% of the average value of the portfolio.

Principal Investment Strategies of the Dividend Income Fund

The Fund, advised by Horizon Investments, LLC (“Horizon”), is an actively managed exchange-traded fund that seeks to achieve its objective primarily by: (i) investing in dividend-paying equity securities of large-capitalization companies (“Dividend Strategy”); and (ii) tactically utilizing options to generate income to the Fund (“Options Strategy”).

Dividend Strategy: As a part of the Dividend Strategy, the Dividend Income Fund invests in dividend-paying equity securities of large capitalization companies (companies having a market capitalization in excess of $10 billion at the time of purchase).

Under normal circumstances, the Dividend Income Fund will invest not less than 80% of the value of its net assets (plus the amount of borrowings for investment purposes) in dividend-paying equity securities. For purposes of this policy, dividend-paying equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) of issuers that (i) have paid a dividend in the prior 12-calendar months or (ii) are reasonably likely, in Horizon’s view, to pay a dividend within the 12-calendar months following the Fund’s acquisition of the security, derivative instruments that provide exposure to or are otherwise related to the foregoing as well as other investment companies that invest primarily in these issuers.

Horizon selects and weights securities using a flexible approach that combines active management with quantitative models. The Dividend Income Fund’s portfolio is allocated primarily among dividend-paying securities that Horizon believes offer attractive potential returns for a given amount of risk. In selecting securities, Horizon seeks diversification across dividend-paying securities that exhibit one or more of the following fundamental characteristics:

●	High profitability and stable earnings

●	Low price variability

●	Low fundamental valuation measures

●	Positive price trends

In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon. The Dividend Income Fund may engage in frequent trading to achieve its objective and, depending on Horizon’s outlook and market conditions, may focus its investments in particular sectors or areas of the economy.

Options Strategy: The Dividend Income Fund’s Options Strategy seeks to enhance income and manage portfolio volatility by primarily selling call options on broad-based securities indices, such as the S&P 500. When the Fund sells a call option, it receives a premium from the purchaser, granting the purchaser the right to participate in gains of the underlying index above a predetermined strike price until the option’s expiration. If the option is exercised, the Fund must pay the difference between the index price and the strike price. Options purchased by the Fund will generally be exchange-traded, including Flexible Exchange Options (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”) and allow customization of terms such as exercise price, exercise style, and expiration date.

The strategy is designed to outperform during periods when the U.S. equity market is flat, falling, or slightly rising, as the premiums received may exceed the appreciation of the index. Conversely, the strategy may underperform during periods of significant market gains when the underlying indices appreciate beyond the strike price and premiums received. The Fund’s portfolio, combined with the option overlay, is expected to have a modest defensive tilt relative to the S&P 500, aiming to outperform in flat-to-down markets but expected to underperform in strongly rising markets.

In addition to selling call options on indices, the Fund may buy or write put and call options on individual securities (including ETFs) or indices for investment purposes, hedging, or generating additional income. These strategies may include covered call writing, cash-secured puts, or other collateralized options strategies. The Fund may also write options on securities it does not hold in its portfolio (i.e., “naked” options), which carry the potential for unlimited loss.

The Fund may also engage in options combinations, such as spreads, straddles, and collars. In a spread, the Fund buys and writes options on the same underlying instrument with different strike prices, expiration dates, or both, seeking to profit from differences in premiums or market prices. In a straddle, the Fund simultaneously buys or writes a put and a call option on the same instrument with the same expiration date and strike price. A collar combines a purchased put option with a written call option on the same security, limiting downside risk while capping upside potential. Premiums received from writing options offset, in part, the cost of purchasing options; however, downside protection may be limited compared to owning a single option outright. There is no limit on the number or size of options transactions in which the Fund may engage.

Principal Risks of the Dividend Income Fund

Many factors affect the Fund’s performance. The Dividend Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Dividend Income Fund and there is no guarantee that the Dividend Income Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Dividend Income Fund are set forth below.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, and tracking risk. Option positions may expire worthless, exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options combinations, such as spreads, straddles, collars, or other strategies, the premium received for writing the call option may offset, in part, the premium paid to purchase the corresponding put option; however, these strategies may limit upside gains while not fully protecting against downside risks, and the cost of implementing them may reduce the Fund’s overall returns. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller and emerging companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Frequent Trading and Portfolio Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Quantitative Model Risk. The Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Domestic Strategy Risk. Because the Fund will invest primarily in securities of U.S. issuers, the Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.

New Fund Risk. The Fund is recently organized and has limited operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Dividend Income Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Dividend Income Fund by showing the variability of the Dividend Income Fund’s returns and comparing the Dividend Income Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the Dividend Income Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the Dividend Income Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on Cboe BZX Exchange, Inc. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information. The Dividend Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Dividend Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Dividend Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dividend Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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